SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)
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Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit Number      Description
          --------------      -----------

          99.1 Press release dated August 14, 2003 of United Pan-Europe Communications N.V. announcing its operating and financial results for the second quarter ending June 30, 2003.

Item 12.  Results of Operations and Financial Condition

     On August 14, 2003, United Pan-Europe Communications N.V. (the "Company") issued a press release announcing its operating and financial results for the second quarter ending June 30, 2003 (the "Second Quarter Press Release"). A copy of the Second Quarter Press Release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

     The Second Quarter Press Release contains information on the Company's free cash flow, which is considered a financial measure not prepared in accordance with generally accepted accounting principles ("GAAP"), as well as information on the Company's net cash provided by operating activities, which the Company considers to be the Company's GAAP financial measure most closely comparable to free cash flow. The Second Quarter Press Release includes a reconciliation of the Company's free cash flow to its net cash provided by operating activities as presented in the accompanying condensed consolidated statements of cash flows.

     Free cash flow is not a GAAP measure of liquidity. The Company defines free cash flow as cash flow from operating activities less capital expenditures. Free cash flow is a measure that the Company's chief operating decision makers use to monitor the business. The Company believes that free cash flow provides useful information to the Company's investors because it can be used to gauge the Company's ability to service debt and fund new investment opportunities. The Company's calculation of free cash flow may or may not beconsistent with the calculation of this measure by other companies. Investors should view free cash flow as a supplement to, and not a substitute for, GAAP cash flows from operating, investing and financing activities as a measure of liquidity.

     The Second Quarter Press Release contains a reconciliation of the total of the reportable segments' Adjusted EBITDA, a non-GAAP financial measure, to the most closely comparable GAAP measure, consolidated net income (loss). Adjusted EBITDA is the primary measure used by the Company's chief operating decision makers to evaluate segment-operating performance and to decide how to allocate resources to segments. EBITDA is an acronym for earnings before interest, taxes, depreciation and amortization. As the Company uses the term, Adjusted EBITDA represents net income before cumulative effects of accounting changes, share in results of affiliates, minority interests in

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subsidiaries, income taxes, reorganization expense, other income and expense, gain on issuance of common equity securities by subsidiaries, provision for loss on investments, gain (loss) on sale of investments in affiliates and other assets, foreign currency exchange gain (loss), interest income and expense, impairment and restructuring charges, depreciation, amortization, and stock-based compensation. The Company believes Adjusted EBITDA is meaningful because it provides investors a means to evaluate the operating performance of the Company's segments and the Company on an ongoing basis using criteria that is used by the Company's internal decision makers. The Company reconciles the total of the reportable segments' Adjusted EBITDA to its consolidated net income as presented in the accompanying condensed consolidated statements of operations, because the Company believes consolidated net income is the most directly, comparable financial measure to total segment operating performance. Investors should view Adjusted EBITDA as a supplement to, and not a substitute for, other GAAP measures of income as a measure of operating performance.

Cautionary Statement Regarding Forward-Looking Statements

     The Second Quarter Press Release contains forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management's beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, including those set forth below, many of which are beyond the Company's control. These risks and uncertainties could cause actual events and the Company's actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These statements relate to the Company's future plans, objectives, expectations and intentions. These statements may be identified by the use of words such as "believes," "expects," "may," "will," "would," "should," "seeks," "pro forma," "anticipates" and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements.

     The forward-looking statements and the Company's liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company and its subsidiaries to operate pursuant to the terms of their existing credit facilities and arrangements; the ability to fund, develop and execute the Company's business plan; the ability of the Company to restructure its outstanding indebtedness on a satisfactory and timely basis; the ability of the Company to consummate its plan of reorganization (the "Plan") under the United States Bankruptcy Code and its plan of compulsory composition (Akkoord) (the "Akkoord") under the Dutch Bankruptcy Code (Faillissementswet); the ramifications of any restructuring; risks associated with not completing the restructuring consistent with the Company's timetable; risks associated with third parties seeking and obtaining approval of the United States Bankruptcy Court for the Southern District of New York or the Amsterdam Court (Rechtbank) to take actions inconsistent with, or detrimental to, the consummation of the Plan and the Akkoord; potential adverse developments with respect to the Company's liquidity or results of operations; competitive pressures from other companies in the same or similar lines of business as the Company; trends in the economy as a whole which may affect subscriber confidence and demand for the goods and services supplied by the Company; the ability of the Company to predict consumer demand as a whole, as well as demand for specific goods and services; the acceptance and continued use by subscribers and potential subscribers of the Company's services; changes in technology and competition; the Company's ability to achieve expected operational efficiencies and economies of scale and its ability to generate expected revenue and achieve assumed margins; the ability of the Company to attract, retain and compensate key executives and other personnel; the ability of the Company to maintain existing arrangements and/or enter into new arrangements with third-party providers and contract partners; potential adverse publicity, as well as other factors detailed from time to time in the Company's filings with the United States Securities and Exchange Commission. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in the Second Quarter Press Release.

     The above information can also be obtained from the Company's website at http://www.upccorp.com.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.6 of Form 8-K, the information in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                    By: /s/ Anton A.M. Tuijten
                                    -------------------------------------------
                                    Name:   Anton A.M. Tuijten
                                    Title:  Member of the Board of Management
                                            and General Counsel

Dated:  August 14, 2003

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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

99.1 Press release dated August 14, 2003 of United Pan-Europe Communications N.V. announcing its operating and financial results for the second quarter ending June 30, 2003.